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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 9, 2004
                (Date of Report; Date of Earliest Event Reported)


                                  FINDWHAT.COM
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                       0-27331                 88-0348835
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)


                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Exhibits.

         (c)      Exhibits.

         Exhibit No.                         Description

         2.1 Amended and Restated Agreement and Plan of Merger, dated February 9, 2004, among FindWhat.com, Who Merger Corp., and Espotting Media Inc.

         99.1 Press Release, dated February 9, 2004, entitled "FindWhat.com Signs Amended Merger Agreement with Espotting."

Item 9. Regulation FD Disclosure

         On February 9, 2004, FindWhat.com (the "Company") issued a press release entitled, "FINDWHAT.COM SIGNS AMENDED MERGER AGREEMENT WITH ESPOTTING" regarding its amended merger agreement with Espotting Media Inc. A copy of the Amended and Restated Agreement and Plan of Merger, dated February 9, 2004, among the Company, Who Merger Corp., and Espotting Media Inc. is attached as Exhibit 2.1, and a copy of the Company's press release is attached as Exhibit 99.1, to this Form 8-K and each such exhibit is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to
Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.


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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 9, 2004                   FINDWHAT.COM

                                          By: /s/ Phillip R. Thune
                                              ----------------------------------
                                              Chief Operating Officer and
                                              Chief Financial Officer